UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 28, 2024, the Company closed the previously announced public offering of (i) $1,250,000,000 aggregate principal amount of its 5.200% Senior Notes due 2034 (the “2034 Notes”) and (ii) $1,000,000,000 aggregate principal amount of its 5.750% Senior Notes due 2054 (the “2054 Notes” and together with the 2034 Notes, the “Notes”), in a registered public offering (the “Offering”). The Notes were issued pursuant to an indenture, dated as of August 28, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by (a) with respect to the 2034 Notes, Supplemental Indenture No. 1, dated as of August 28, 2024 ( “Supplemental Indenture No. 1”), by and between the Company and the Trustee and (b) with respect to the 2054 Notes, Supplemental Indenture No. 2, dated as of August 28, 2024 (“Supplemental Indenture No. 2” and, together with Supplemental Indenture No. 1, the “Supplemental Indentures”, and the Supplemental Indentures together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee. The Company is filing the Base Indenture, Supplemental Indenture No. 1 and Supplemental Indenture No. 2 as Exhibits 4.1, 4.2 and 4.3, respectively, to this report. By the filing of this report, the Company is causing these exhibits to be incorporated by reference herein and into the Company’s shelf registration statement on Form S-3 filed on March 3, 2023 (File No. 333-270269) (as amended, the “Registration Statement”).

The Notes are general obligations of the Company, which rank equally with all existing and future unsecured and unsubordinated debt of the Company. The 2034 Notes will bear interest at a rate of 5.200% per annum, and the 2054 Notes will bear interest at a rate of 5.750% per annum.

Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2025, to persons who are registered holders of the Notes on the immediately preceding March 1 or September 1, respectively.

The Indenture limits the ability of the Company to incur liens, consolidate, merge or sell its assets substantially as an entirety, in each case subject to certain qualifications set forth in the Indenture.

The 2034 Notes will mature on September 15, 2034, and the 2054 Notes will mature on September 15, 2054. Prior to June 15, 2034 (three months prior to the maturity date of the 2034 Notes), with respect to the 2034 Notes (the “2034 Notes Par Call Date”), and prior to March 15, 2054 (six months prior to the maturity date of the 2054 Notes), with respect to the 2054 Notes (the “2054 Notes Par Call Date”), the Company may redeem such notes at its option, in whole or in part, at any time and from time to time, at the applicable “make-whole” redemption price, plus accrued and unpaid interest on the principal amount of the applicable series of Notes being redeemed to, but not including, the redemption date. On or after the 2034 Notes Par Call Date, in the case of the 2034 Notes, and the 2054 Notes Par Call Date, in the case of the 2054 Notes, as applicable, the Company may redeem such series of notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date.

Additionally, if, for any reason, (i) the consummation of the Company’s pending acquisition of the Williston Basin business of Grayson Mill Energy (the “Grayson Mill Acquisition”) does not occur on or before the later of (a) the date that is five (5) business days after April 8, 2025 and (b) the date that is five (5) business days after any later date to which the Company may agree to extend the outside date under the agreement governing the Grayson Mill Acquisition, or (ii) the purchase agreement governing the Grayson Mill Acquisition is terminated prior to such later date, then the Company is required to redeem (the “special mandatory redemption”) the Notes at a special mandatory redemption price of 101% of the principal amount of the Notes, plus accrued and unpaid interest from and including the date of the initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of the special mandatory redemption.

The Notes were offered and sold pursuant to the Registration Statement. The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated August 19, 2024, together with the accompanying prospectus, dated March 3, 2023, relating to the offering and sale of the Notes. This report does not constitute an offer to sell or solicitation of an offer to buy the Notes.

The above description is qualified in its entirety by reference to the terms of the Base Indenture, Supplemental Indenture No. 1 and Supplemental Indenture No. 2 attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of August 28, 2024, by and between the Company and U.S. Bank Trust Company, National Association.

4.2	Supplemental Indenture No. 1, dated as of August 28, 2024, by and between the Company and U.S. Bank Trust Company, National Association.

4.3	Supplemental Indenture No. 2, dated as of August 28, 2024, by and between the Company and U.S. Bank Trust Company, National Association.

5.1	Opinion Letter of Kirkland & Ellis LLP regarding the validity of the Notes.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer

Date:  August 28, 2024